UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 1, 2011

GREENHOUSE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-156611	26-2903011
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5171 Santa Fe Street, Suite I San Diego, California	92109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (858) 273-2626

Copies to:
Peter Campitiello, Esq.
Tarter Krinsky & Drogin LLP
1350 Broadway
New York, New York 10018
Tel: 212-216-8085
Fax: 212-216-8001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 1, 2011, the Registrant (“GreenHouse”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Premier Alliance Group, Inc., (“Premier”) a Delaware corporation.  Pursuant to the Merger Agreement, the Registrant would merge with a newly formed subsidiary of Premier and become a wholly owned subsidiary of Premier.

The Registrant’s stockholders would receive, in the aggregate, common stock of Premier representing 40% of the fully diluted Premier common stock (excluding Premier options and warrants) after issuance of the same (the “Merger Shares”), less certain shares described below.  Premier holds GreenHouse convertible debt and would deduct the Premier shares allocable to the conversion of such debt from the Merger Shares.  Certain other advances from Premier to GreenHouse would be similarly converted. Accordingly, the actual number of Merger Shares will effectively equal less than 40%.

Pursuant to the terms of the Merger Agreement, a portion of the Merger Shares which otherwise would be delivered to the controlling shareholders of GreenHouse, and certain officers and directors, totaling approximately 30% of the Merger Shares, will be held in escrow pending the achievement of certain revenue goals and the satisfaction of certain indemnification obligations.

Premier is filing a registration statement on Form S-4 with the Securities and Exchange Commission which would serve as its prospectus and GreenHouse’s proxy statement in connection with this transaction and the prospective issuance of the Merger Shares. Following the effectiveness of such registration statement, GreenHouse expects to hold a special meeting of stockholders to approve the merger, and the parties expect to close the transaction shortly thereafter. It is expected that the merger will be consummated in the first quarter of 2012.

Each of the parties is a reporting company under the Securities Exchange Act of 1934 and its reports can be found by going to www.sec.gov, and then search for companies, and inserting name of Premier Alliance Group, Inc. and/or GreenHouse Holdings, Inc.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
10.1	Agreement and Plan of Merger dated December 1, 2011, between the Registrant, GreenHouse Holdings, Inc. and Premier Alliance Group, Inc.

10.2	Press release dated December 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 7, 2011	GREENHOUSE HOLDINGS, INC.

	By:	/s/ John Galt
Name: John Galt
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Agreement and Plan of Merger dated December 1, 2011, between the Registrant, GreenHouse Holdings, Inc. and Premier Alliance Group, Inc.

10.2	Press release dated December 2, 2011